EXHIBIT 10.21

SUMMARY TRANSLATION FROM THE GERMAN LANGUAGE DOCUMENTS OF AGREEMENT, DATED DECEMBER 17, 1996, BETWEEN OEC MEDICAL SYSTEMS, INC. AND BARWIG MEDIZINISCHE SYSTEME GMBH.

The Agreement consists of three documents, all dated December 17, 1996.

a) The "Uebernahmearkiaerung" or the exercise by OEC Medical Systems (Europa) AG ("OEC") of a subscription right to 33,000 shares of capital of Barwig Medizinische Systeme GmbH ("BMS").

b) The "Gesellschafterbeschluss" or shareholders resolution to make the capital increase of BMS effective January 1, 1997.

c) The "Uebertragung von Geschaeftsanteilen" or purchase of the shares of BMS from Manfred Barwig and HTC High Tech Consulting AG ("HTC") by OEC effective January 1, 1997

     a) UEBERNAHMEARKIAERUNG

     This notarized document dated December 17, 1996 is the exercise by OEC of its right to purchase an additional 33,000 shares of BMS at the par value of DM 33.000 plus an incremental amount of DM 923.700. The BMS manager, Mr. Barwig, confirms in the document that both amounts had been paid to the company by December 17, 1996.

     b) GESELLSCHAFTERBESCHLUSS

     This document dated December 17, 1996 is a resolution signed by the three shareholders of BMS - Manfred Barwig, HTC and OEC - making the DM 33.000 share capital increase of BMS effective January 1, 1997.

     c) UEBERTRAGUNG VON GESCHAEFTSANTEILEN

     This notarized document dated December 17, 1996 is the agreement by OEC to purchase 25,000 shares of BMS from Manfred Barwig and 15,100 shares of BMS from HTC.

     The purchase price paid for Mr. Barwig's shares is DM 200.000 and the granting of 18,000 options to purchase shares of OEC Medical Systems, Inc. The vesting of the shares is tied to shipments of the mobile C-arm system 7600.

     The consideration paid for the HTC shares is a grant 50,000 options to purchase shares of OEC Medical Systems, Inc.

     HTC and Mr. Hubert Anders agree to a two year non-compete clause for the development, manufacturing, marketing and sales of mobile C-arms.

URNr. K 2213/1996 Kr
IK1296,Barwig





Ubernahmeerklarung




Heute, den 17. Dezember 1996
erschienen vor mir,

                            Dr. Heinz K o l l m a r ,

Notar in Schwabach, in meinen Amtsraumen in 91126 Schwabach, Konigsplatz 23:

1. Herr Manfred B a r w i g, Elektroingenieur, geb. am 09.12.1961, wohnhaft Am Steinbruch 2 in 90530 Wendelstein,

                                  hier handelnd

         fur die Firma
         "Barwig Medizinische Systeme GmbH
         mit dem Sitz in Wendelstein

                           -nachstehend "BMS" genannt-

         in seiner Eigenschaft als alleinvertretungsberechtigter
         Geschaftsfuhrer.
         Vertretungsbescheinigung erfolgt gesondert.


2. Herr Heinz G l o o r, geschaftsansassig: Kanalstrasse 31 in CH-8152 Glattbrugg hier handelnd fur die Firma
         "OEC Medical Systems (Europa) AG"
         mit dem Sitz in Glattbrugg/Schweiz

                           -nachstehend "OEC" genannt-
         in seiner Eigenschaft als Vize-Prasident des Verwaltungsrates. Vertretungsbescheinigung erfolgt gesondert.


Die Erschienenen sind personlich bekannt.

Sie ersuchten mich um die Beurkundung folgender Erklarungen:








                                       1.

Gemass Urkunde vom 31.05.1995 des Notars Dr. Heinz Kollmar in Schwabach wurde das Stammkapital der Firma "Barwig Medizinische Systeme GmbH" mit dem Sitz in Wendelstein von DM 50.000,--um DM 33.000,--auf DM 83.000,-- erhoht.

Hierzu wurde ein neuer Geschaftsanteil von DM 33.000,-- gebildet. Zur Ubernahme des neuen Geschaftsanteils von DM 33.000,-- wurde die Gesellschafterin "OEC" zugelassen.

Nach dieser genannten Urkunde kann die Ubernahme nicht vor dem 01.06.1995 und nicht nach dem 31.12.1996 erklart werden. Sie kann ausschliesslich zur Erklarung gegenuber dem beurkundenden Notar erklart werden.

Dies vorausgeschickt erklart hiermit die Firma "OEC Medical Systems (Europa) AG" mit dem Sitz in Glattbrugg/Schweiz die Ubernahme des neu gebildeten Geschaftsanteils in Hohe von DM 33.000,-- zu den in der
Gesellschafterversammlung festgelegten Bedingungen.

Die Firma "Barwig Medizinische Systeme GmbH" mit dem Sitz in Wendelstein, vertreten durch den Geschaftsfuhrer, Herrn Manfred Barwig, versichert, dass der Nennbetrag in Hohe von DM 33.000,-- in bar bei der Gesellschaft einbezahlt wurde.

Ferner versichert die vorgenannte Firma "Barwig Medizinische Systeme GmbH" mit dem Sitz in Wendelstein, dass die Firma "OEC" zum heutigen Tage das in der Urkunde bezeichnete Agio in Hohe von DM 923.700,-- bar einbezahlt hat.


                                       2.

Die Kosten tragt die Firma "OEC".
Begl. Abschriften erhalten:
das Registergericht
und die Firmen
         "Barwig Medizinische Systeme GmbH"

         "OEC Medical Systems (Europa) AG".



                                        Vorgelesen vom Notar
                                        von den Beteiligten genehmigt
                                        und eigenhandig unterschrieben

/s/  Heinz Gloor
/s/  Manfred Barwig
/s/  Dr. Kollmar, Notar

Vorstehende mit der Urschrift ubereinstimmende Ausfertigung wird hiermit der Firma OEC Medical Systems (Europa) AG mit dem Sitz in Glattbrugg/Schwiez

auf Ansuchen erteilt.

Schwabach, den 19.12.1996


                                                     Dr. Kollmar, Notar
                                                     /s/ Dr. Kollmar

Gesellschafterbeschluss






Wir die Unterzeichneten samtlichen Gesellschafter der Barwig Medizinische Gerate GmbH sind daruber einig, dass die heute vor dem Notar Dr. Kolmar in Schwabach erklarte Ubernahme eines neuen Gesellschaftsanteils von nominal DM 33.000 sowohl im Verhaltnis zwischen den Gesellschaftern als auch im Verhaltnis zu der Gesellschaft zum 1. Januar 1997 eintritt.


Wendelstein, den 17. Dezember 1996


/s/ Manfred Barwig                            /s/ Hubert Anders
-------------------------                     -------------------------
Manfred Barwig                                HTC High Tech Consulting AG


/s/ Heinz Gloor
-------------------------
OEC Medical Systems (Europa) AG

URNr. K 2216/1996 Kr
IK1296,Barwig, U.



Ubertragung von Geschaftsanteilen


Heute, den 17. Dezember 1996
erschienen vor mir,
                            Dr. Heinz K o l l m a r ,
Notar in Schwabach, in meinen Amtsraumen in 91126 Schwabach, Konigsplatz 23:


1. Herr Manfred B a r w i g, Elektroingenieur, geb. am 09.12.1951, wohnhaft Am Steinbruch 2 in 90530 Wendelstein,

                                  hier handelnd
a)       im eigenen Namen und

b)       fur die Firma
         "High Tech Consulting AG"
         mit dem Sitz in Dietikon/ Schweiz,
                           -nachstehend "HTC" genannt-
         aufgrund der dieser Urkunde in Urschrift beigefugten
         Spezialvollmacht vom 11.12.1996.

c) fur Herrn Hubert A n d e r s, Kaufmann, geschaftsansassig: P.O. Box 5522 in Carefree, AZ 85377 USA, aufgrund Vollmacht, die in Urschrift beigefugt ist.

2. Herr Heinz G l o o r, geschaftsansassig: Kanalstrasse 31 in CH-8152 Glattbrugg hier handelnd f(beta)r die Firma
         "OEC Medical Systems (Europa) AG"-
         mit dem Sitz in Glattbrugg/Schweiz
                             -nachstehend "OEC" Genannt-
         in seiner Eigenschaft als Vize-Prasident des Verwaltungsrates. Vertretungsbescheinigung erfolgt gesondert.


Herr Barwig und Herr Gloor sind mir, dem Notar, personlich bekannt.

Auf Ansuchen der Erschienenen beurkunde ich folgendes:



                                       I.

Am Stammkapital von DM 50.000,-- ( nach Vollzug einer beschlossenen aber noch nicht im Handelsregister eingetragenen Kapitalerhohung von DM 83.000,-- ) derFirma "Barwig Medizinische Systeme GmbH" mit dem Sitz in Wendelstein sind
a)   Herr Manfred Barwig mit einem Geschaftsanteil von DM 25.000,-- und

b) die Firma "High Tech Consulting AG" mit dem Sitz in Dietikon / Schweiz mit einem Geschaftsanteil von DM 15.100,-- beteiligt.

Diese Geschaftsanteile wurden mit Urkunde des Notars Dr. Heinz Kollmar in Schwabach vom 18.01.1995 URNR. K 70/95 erworben.

Beide Inhaber dieser Geschaftsanteile versichern, dass die Geschaftsanteile voll einbezahlt, sie noch Inhaber der Anteile und diese weder gepfandet noch verpfandet sind.


                                       II.

Herr Manfred Barwig und die Firma "High Tech Consulting AG" mit dem Sitz in Dietikon / Schweiz verkaufen und ubertragen mit dinglicher Wirkung die jeweiligen vorbezeichneten Geschaftsanteile
                                       a n
die Firma
                        "OEC Medical Systems (Europa) AG"

mit dem Sitz in Glattbrugg/Schweiz.


Die Ubertragung erfolgt mit Wirkung zum 01.01.1997 Uhr 00.00.

Das Gewinnbezugsrecht geht somit ab 01.01.1997 auf den Kaufer uber, bis zum
31.12.1996 verbleibt es beim Verkaaufer.

Der Erwerber nimmt die Ubertragungen an.



                                      III.

Der Erwerber hat folgende Gegenleistungen zu erbringen:

                                       1.

An Herrn Manfred Barwig ist ein barer Geldbetrag in Hohe von DM 200.000,--
i.W. zweihunderttausend Deutsche Mark
am 31.01.1997 zu zahlen.
Der Geldbetrag ist bis dahin nicht zu verzinsen.

Der Erwerber unterwirft sich wegen der Bezahlung dieses Geldbetrages der sofortigen Zwangsvollstreckung aus der Urkunde in sein gesamtes Vermogen.
Der Notar wird ermachtigt, ohne jegliche Nachweise, vollstreckbare Ausfertigung zu erteilen.
Eine Beweislastumkehr liegt darin nicht.

                                       2.

Der Erwerber ubertragt auf Herrn Manfred Barwig 18.000 Optionen fur den Kauf von Aktien der OEC Medical Systems Inc. mit dem Sitz in Salt Lake City, Utah, USA. Die Berechtigung auf Ausubung der Optionen errechnet sich nach dem Schlussel von 48 Optionen fur jedes nach dem 31.12.1996 ausgeliefertem mobilen C-Bogen Roentgengerat "Compact 7600" oder "Series 7600" durch die Firma Barwig Medizinische Systeme GmbH in Wendelstein. Die Berechtigungsberechnung erfolgt jeweils zum Quartalsende. Unabhangig von dieser Regelung sind alle 18.000 Optionen am 31.12.2002 fallig und handelbar. Als Optionspreis gilt der Abschlusskurs fur die OEC Medical Systems Inc. in Salt Lake City am 1.
Borsentag nach Wirksamwerden dieses Vertrages.

                                       3.

Der Erwerber ubertragt auf die Firma
"HTC" Optionen fur den Kauf von 30.000 Aktien der OEC Medical Systems Inc. mit dem Sitz in Salt Lake City. Die Berechtigung fur die Ausubung der Optionen beginnt ein Jahr nach Wirksamwerden dieses Vertrages und kann bis zum 31.12.2001 ausgeubt werden. Als Optionspreis gilt der Abschlusskurs der OEC Medical
Systems Inc. mit dem Sitz in Salt Lake City Aktien am 1. Borsentag nach Wirksamwerden dieses Vertrages.

                                       4.

Der Erwerber ubertragt auf Herrn Hubert Anders Optionen fur den Kauf von 20.000 Aktien der OEC Medical Systems Inc. mit dem Sitz in Salt Lake City. Die Berechtigung fur die Ausubung der Optionen beginnt ein Jahr nach Wirksamwerden dieses Vertrages und kann bis zum 31.12.2001 ausgeubt werden.

Als Optionspreis gilt der Abschlusskurs der OEC Medical Systems Inc. mit dem Sitz in Salt Lake City Aktien am 1. Borsentag nach Wirksamwerden dieses Vertrages.


                                       5.

Festgestellt wird, dass an die Firma "HTC" und an Herrn Hubert Anders ein bar zu zahlender Kaufpreis nicht geschuldet wird.



                                       IV.

Soweit nach Satzung oder Gesetz Zustimmungen zu diesem Vertrag erforderlich sind, werden diese die Vertragsteiles selbst beibringen.

                                       V.

Weiter ist vereinbart:
Die Firma "HTC" verzichtet zum 31.12.1996 auf das Vertriebsrecht fur "OEC" und "BMS" (Barwig Medizinische Systeme GmbH) Produkte in Skandinavien.

Die HTC und Herr Hubert Anders verpflichten sich, fur den Zeitraum von 2 Jahren ab Wirksamwerden dieses Vertrages nicht als Konkurrent in der Entwicklung, Fertigung, Vermarktung und Vertrieb von mobilen C-Bogen Roentgengeraten tatig zu werden.

                                       VI.

Der Erwerber tragt die durch diese Urkunde veranlassten Kosten. Von dieser Urkunde erhalt das Registergericht eine beglaubigte Abschrift, ebenso das zustandige Zentralfinanzamt Nurnberg. Die Vertragsteile erhalten je eine Ausfertigung.

Die Gesellschaft hat keinen Grundbesitz.

                                      VII.

Es wird eine Gesellschafterversammlung der Firma "Barwig Medizinische Systeme GmbH" mit dem Sitz in Wendelstein abgehalten.

Da das gesamte Stammkapital vertreten ist, wird auf alle Formen und Fristen verzichtet und einstimmig folgendes beschlossen:

                                       1.
Herr Manfred Barwig wird mit Wirkung zum 31.12.1996 als Geschaftsfuhrer abberufen.

                                       2.
Mit Wirkung zum 01.01.1997 wird zum Geschaftsfuhrer neu bestellt: Herr Ted Parrot, Kaufmann, in Salt Lake City, Utah, USA.
Er vertritt die Gesellschaft einzeln, auch soweit andere Geschaftsfuhrer hinzutreten.
Von den gesetzlichen Beschrankungen des Section 181 BGB ist er befreit.

                              Vorgelesen vom Notar
                              von den Beteiligten genehmigt
                              und eigenhandig unterschrieben

/s/ Heinz Gloor
/s/ Manfred Barwig
/s/ Dr. Kollmar, Notar